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                                                                EXHIBIT 10.52



                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS


                  THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREE MENT AND JOINT ESCROW INSTRUCTIONS (this "AMENDMENT") is made and entered into as of October 6, 1999, by and between HBR REALTY COMPANY, INC., a Nevada corporation ("HBR"), and IOWA WEST RACING ASSOCIATION, NONPROFIT CORPORATION, an Iowa nonprofit corporation ("IWRA").

                                 R E C I T A L S

                  A. HBR and IWRA have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 31, 1999 (the "PURCHASE AGREEMENT"). All capitalized terms used but not otherwise defined herein shall have the meanings set forth for the same in the Purchase Agreement.

                  B. The parties now desire to amend the Purchase Agreement in accordance with the terms and conditions hereof.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HBR and IWRA hereby agree as follows:

                                A G R E E M E N T

1.       LEASE.

                  The parties hereby acknowledge that, at the request of the Gaming Commission, certain changes were made to the Lease and such changes are mutually acceptable to HBR and IWRA. EXHIBIT "C" (Form of Lease) attached to the Pur chase Agreement shall be deleted in its entirety and the revised Lease, attached hereto as new EXHIBIT "C" shall be inserted in lieu thereof.

2.       ALLOCATION OF THE CONSIDERATION.

                  The parties hereby agree that Section 2.4 of the Purchase Agreement shall be deleted in its entirety and the following shall be substituted in its place:


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                           "2.4  ALLOCATION OF THE CONSIDERATION.  The
Consideration (less any payments required under Section 2.2 hereof) shall be allocated among the Property in accordance with section 1060 of the Internal Revenue Code of 1986, as amended (the "CODE"), and the Treasury regulations promulgated thereunder. On or before the sixtieth (60th) day after the Closing Date, HBR shall allocate the Consideration (less any payments required under Section 2.2 hereof) among the Property and deliver such schedule to IWRA (the "ALLOCATION SCHEDULE"). Such Allocation Schedule shall be reasonably acceptable to IWRA. HBR and IWRA agree to file their respective United States federal and state income "Tax Returns" (as defined below), including Internal Revenue Service Form 8594, in a manner consistent with the Allocation Schedule, as it may be adjusted, from time to time."

3.       TRANSFERRED EMPLOYEES.

                  Notwithstanding any provision to the contrary contained in the Purchase Agreement, HBR and IWRA hereby agree that HBR shall take such steps as may be necessary to assume, effective immediately following the Closing Date, the health and welfare benefit programs currently in place for the Transferred Employees (the "PROGRAMS") at substantially the same levels of coverage provided to such Transferred Employees prior to the Closing Date and IWRA shall continue to be responsible for and shall indemnify and hold HBR harmless with respect to any costs and excess liability incurred under such Programs with respect to claims incurred on or prior to the Closing Date by or on behalf of such Transferred Employees and their beneficiaries and dependents. As soon as practicable following the Closing Date, HBR shall use commercially reasonable efforts to cover the Trans ferred Employees with its own health and welfare benefit program in accordance with the terms of the Purchase Agreement. HBR specifically does not assume any contracts, liabilities or obligations with respect to the IWRA 401(k). The provisions of this Section 3 shall survive the Closing.

4.       LICENSES.

                  Schedule 6.1.13 of the Purchase Agreement shall be amended to read as follows:

                  "All liquor licenses, sales and use tax permits, elevator permits, food service permits, occupancy permits and any other governmental licenses or permits relating to the Property that by their terms or applicable law are not transferrable."


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5.       LITIGATION.

                  Schedule 9.3 of the Purchase Agreement shall be amended to add the following:

                  "IWRA has entered into the Stipulated Agreement with the Administrator of the Iowa Racing and Gaming Commission with respect to certain modifica tions that need to be made to the exterior entrances of the Property to minimize the potential entry into gaming areas by underage individuals."

6.       STIPULATED AGREEMENT.

                  Subject to the representation and warranty of IWRA contained in Section 9.35 of the Purchase Agreement, HBR agrees that it will be responsible, at its own cost, for taking the actions necessary to comply with the Stipulated Agreement, or such other actions as are necessary to satisfy the Gaming Commission with respect thereto. The provisions of this Section 8 shall survive the Closing.

7.       PROPERTY REPORT.

                  HBR has elected to proceed to Closing notwithstanding the matters disclosed and recommendations made in that certain "Pre-Purchase Assessment of The Bluffs Run Casino in Council Bluffs, Iowa For Harveys Casino Resorts, Las Vegas, Nevada" dated September 28, 1999 (WJE No. 991892), prepared by Wiss, Janney, Elstner Associates, Inc., and attachments thereto.

8.       ASSIGNMENT OF LICENSE.

                  IWRA hereby covenants that after the Closing, IWRA shall use its best efforts to grant to HBR substantially the same rights IWRA holds pursuant to Sections b, g, and l of that certain Non-Exclusive License Agreement, executed on October 4, 1999, by and among Douglas M. Okuniewicz, Alabama-Iowa Management, Inc., and IWRA, a copy of which is attached hereto as
SCHEDULE 1. The provisions of this Section 8 shall survive the Closing.


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9.       MISCELLANEOUS.

                  a. EFFECT OF AMENDMENT. In the event of any inconsistency between the terms of the Purchase Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

                  b. RATIFICATION. Except as otherwise expressly modified hereby, the Purchase Agreement shall remain in full force and effect, and all of the terms and provisions of the Purchase Agreement, as herein modified, are hereby ratified and reaffirmed.

                  c. COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Additionally, the parties hereby covenant and agree that, for purposes of facilitating the execution of this Amendment, a facsimile signature shall be deemed to be an original signature and a telecopy delivery (i.e., the transmission by any party of its signature on an original or any copy of this Amendment via telecopy or fax machine) shall be deemed to be the delivery of such party's original signature.


                            [SIGNATURE PAGE FOLLOWS.]


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the day and year first above written.

                                      HBR:

                                      HBR REALTY COMPANY, INC.
                                      a Nevada corporation


                                      By: /s/ Charles W. Scharer
                                          --------------------------------
                                               Name: Charles W. Scharer
                                               Title:   President

                                      IWRA:

                                      IOWA WEST RACING ASSOCIATION,
                                      NONPROFIT CORPORATION,
                                      an Iowa nonprofit corporation


                                      By: /s/ Charles L. Smith
                                          --------------------------------
                                               Name:  Charles L. Smith
                                               Title:  President


                                      By:  /s/ Joseph D. Lehan
                                          --------------------------------
                                               Name:  Joseph D. Lehan
                                               Title:  Secretary





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                                   EXHIBIT "C"

                                [REVISED EXHIBIT]

                                  FORM OF LEASE


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                                   SCHEDULE 1

                    Copy of Non-Exclusive License Agreement,
                    executed on October 4, 1999, by and among
                       Douglas M. Okuniewicz, Alabama-Iowa
                          Management , Inc., and IWRA.


                            PLEASE SEE THE ATTACHED.









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